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                                                 INTERIM FUNDING PROMISSORY NOTE
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U.S. $1,750,000.00                                           Date: March 3, 1999

FOR VALUE RECEIVED, JORE CORPORATION, a Montana corporation, with its principal place of business at 45000 Highway 93 South, Ronan, MT 59864 ("Maker"), promises to pay to the order of KEYCORP LEASING, A DIVISION OF KEY CORPORATE CAPITAL INC, ("Holder"), the sum of ONE MILLION SEVEN HUNDRED FIFTY THOUSAND AND 00 CENTS ($1,750,000.00) in lawful money of the United States of America or so much thereof as from time to time shall have been advanced hereunder (the "Principal"), with interest thereon as hereafter provided ("Interest"), to be paid in the manner set forth herein. This Interim Funding Promissory Note is hereinafter referred to as, this "Promissory Note."

     1. INTEREST RATE; PLACE OF PAYMENT. Interest on the balance of the Principal outstanding on this Promissory Note shall accrue with respect to each advance hereunder (each, an "Advance") from the date of such Advance and shall be due and payable at a floating rate per annum (the "Interest Rate") equal to the Prime Rate (as hereinafter defined) in effect from time to time plus one percent (1%). The Interest Rate shall be immediately and correspondingly adjusted with each change in the Prime Rate. Interest shall be calculated on the basis of a 360-day year consisting of twelve 30-day months. Interest shall accrue until the date of receipt of payment. As used herein, the term "Prime Rate" shall mean the prime rate announced from time to time in THE WALL STREET JOURNAL. If the Prime Rate is no longer available, Holder will choose a new index which is based upon comparable information and will give Maker notice of such new "Prime Rate." Payment of the Principal and Interest hereunder shall be made to Holder at P.O. Box 1865, Albany, New York 12201-1865, or at such other place as Holder may designate from time to time in writing.

     2. REPAYMENT TERMS. Interest on the Principal at the rates aforesaid shall be due and payable monthly in arrears on the last day of each month beginning with the month in which Holder funds the first Advance hereunder to and including the earlier of the following dates (the "Outside Maturity Date"):
(a) June 27, 1999; or (b) the date on which a prepayment is required under
Section 4(b) hereof; or (c) the final Rent Commencement Date for the final Schedule under, and as defined in, the Master Equipment Lease Agreement dated as of July 8, 1998 between the Maker, as lessee, and the Holder, as lessor (such Master Equipment Lease Agreement, together with Equipment Schedules from time to time executed in connection therewith, are hereinafter collectively referred to as, the "Lease"). NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN, THE ENTIRE UNPAID BALANCE OF THE PRINCIPAL ADVANCED HEREUNDER, TOGETHER WITH
ACCRUED AND UNPAID INTEREST THEREON AT THE APPLICABLE RATE AFORESAID, SHALL BE DUE AND PAYABLE ON THE OUTSIDE MATURITY DATE. In addition, Maker will pay a late payment charge of five percent (5%) of any payment due hereunder that is more than ten days late, for each month or part thereof that the same remains unpaid, computed from the due date thereof through the date of receipt thereof. Holder reserves the right to require any payment on this Promissory Note, whether such payment represents a regular installment or a prepayment to be payable by wired federal funds or other immediately available funds.

     3. LOAN AGREEMENT. This Promissory Note hereby incorporates by reference all of the terms and conditions of an Interim Funding Loan And Security Agreement (the "Loan Agreement) dated as of February 12, 1999 between Maker and Holder to the same extent, and with the same force and effect, as if such terms and conditions were fully set forth herein and Maker hereby covenants and agrees to observe and perform such terms and conditions strictly in accordance with the Loan Agreement. Requisitions and advances under this Promissory Note shall be made only on the terms and conditions set forth in the Loan Agreement. Advances hereunder shall be requested by a drawdown request in the form attached hereto as EXHIBIT A (the "Drawdown Request") and shall be evidenced by a drawdown certificate in the form attached hereto as EXHIBIT B (the "Drawdown Certificate").

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Form No. 96-602898                                               Page 1 of 4

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     4.   PREPAYMENT TERMS. (a) VOLUNTARY PREPAYMENT. Maker may prepay, in connection with any Rent Commencement Date under an Equipment Schedule, the Principal outstanding hereunder at any time without premium or penalty.

          (b) REQUIRED PREPAYMENT. In the event that (1) more than $100,000 of the Equipment to which Advance Payments relate is deemed first placed in service during a calendar quarter, or (2) any Equipment to which Advance Payments relate is deemed first placed in service during a calendar year, then, on the final day of each such calendar quarter or calendar year, as the case may be, Maker shall prepay an amount of Principal, together with accrued and unpaid interest thereon at the applicable rate aforesaid, which equals the cost of such Equipment. Holder shall apply, and Maker directs Holder to apply, the proceeds of the Lease to such prepayment, February 12,1999.

     5. SECURITY . Payment of the Principal and Interest hereunder, and the performance and observance by Maker of all agreements, covenants and provisions contained herein, is secured by the grant by Maker to Holder of a first priority security interest in the Collateral (as defined in the Loan Agreement).

     6. TRANSFER OR ASSIGNMENT. Holder may at any time assign or otherwise transfer or negotiate this Promissory Note in whole or in part, without any notice to Maker.

     7. APPLICATION OF PAYMENTS. Each payment received on this Promissory Note shall be applied first to unpaid late payment charges (if any) hereunder, then to Interest as of the payment due date and the balance, if any, to the outstanding Principal as of the date received.

     8. EVENTS OF DEFAULT. (a) The occurrence of any of the "Events of Default" set forth in the Loan Agreement shall constitute and be an event of default hereunder (an "Event of Default").

          (b) Notwithstanding anything to the contrary contained herein, upon the occurrence of an Event of Default (i) Holder shall have the right to cause the entire outstanding balance of the Principal, together with all accrued and unpaid Interest thereon, to become immediately due and payable without notice or demand, (ii) Maker shall pay on demand all costs and expenses of Holder with respect to the enforcement of its rights and remedies hereunder and under the Loan Agreement, including, without limitation, reasonable attorneys' fees, and
(iii) Holder shall have the right to exercise any and all remedies available to it hereunder and under the Loan Agreement.

          (c) The remedies of Holder provided herein and in the Loan Agreement shall be cumulative and concurrent and may be pursued singly, successively or concurrently at the sole discretion of Holder and may be exercised as often as occasion therefor shall occur. The failure to exercise, or any delay in the exercise of, any right or remedy shall in no event be construed as a waiver, release or exhaustion of any such remedies.

     9. COLLECTION COSTS. In addition to the Principal, Interest, and any late payment charges (if any), Holder shall be entitled to collect all costs and expenses of collection, including, without limitation, reasonable attorneys' fees, incurred in connection with the protection or realization of the Collateral or in connection with Holder's collection efforts, whether or not suit on this Promissory Note or any foreclosure proceeding is filed. All such costs and expenses shall be payable on demand and, until paid, shall be secured by the security interest evidenced by the Loan Agreement and all other collateral, if any, held by Holder as security for Maker's obligations under this Promissory Note.

     10. BINDING AGREEMENT; GOVERNING LAW. THIS AGREEMENT IS BEING DELIVERED IN THE STATE OF NEW YORK AND SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE. The provisions of this Promissory Note shall be binding upon, and shall inure to the benefit of the parties hereto and their respective successors and assigns.
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Form No. 96-602898                                                  Page 2 of 4

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     11.  MORE THAN ONE SIGNER. If more than one person or entity signs this
Promissory Note as a Maker, the obligations contained herein shall be deemed joint and several and all references to "Maker" shall apply both individually and jointly.

     12. GENERAL. Maker represents and warrants that this Promissory Note evidences a loan for business or commercial purposes. By signing this Promissory Note, Maker agrees to be legally bound to all terms and conditions contained herein.

     13. WAIVER. MAKER AND ALL ENDORSERS, SURETIES, AND GUARANTORS HEREOF HEREBY JOINTLY AND SEVERALLY WAIVE PRESENTMENT FOR PAYMENT, DEMAND, NOTICE OF NONPAYMENT OR DISHONOR, NOTICE OF PROTEST AND PROTEST OF THIS PROMISSORY NOTE. MAKER HEREBY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY LITIGATION IN ANY COURT WITH RESPECT TO, IN CONNECTION WITH OR ARISING OUT OF, THIS PROMISSORY NOTE OR ANY DOCUMENT DELIVERED IN CONNECTION WITH THIS PROMISSORY NOTE.

     14. USURY; PARTIAL INVALIDITY. . (a) At no time shall the Interest Rate (or any other late charges or other amounts paid or collected hereunder) exceed the highest rate allowed by applicable law for this type of loan. Should Holder ever collect interest at a rate that exceeds the such applicable legal limit, such excess will be credited to the Principal. If the amount of the credit exceeds the balance of the Principal then outstanding on this Promissory Note, such excess will be returned to Maker; and the effective rate of interest automatically shall be reduced to the maximum lawful contract rate allowed under Applicable Law as now or hereafter construed by the courts having jurisdiction thereof. Notwithstanding the foregoing, if any applicable state law is amended or the law of the United States of America preempts any applicable state law, so that it becomes lawful for Holder to receive a greater per annum interest rate than is presently allowed by law, the Maker agrees that on the effective date of such amendment or preemption, as the case may be, the lawful maximum hereunder shall be increased to the maximum interest rate per annum allowed by the amended state law or the law of the United States of America (but not in excess of the Interest Rate provided for herein). All calculations of the rate of interest contracted for, charged or received under this Note or the Loan Agreement which are made for the purpose of determining whether such rate exceeds the maximum lawful contract rate, shall be made, to the extent permitted by applicable law, by amortizing, prorating, allocating and spreading in equal parts during the period of the full stated term of the indebtedness evidenced hereby, all interest at any time contracted for, charged or received from the Maker or otherwise by Holder in connection with the Secured Obligations (as defined in the Loan Agreement).

          (b) Whenever possible, each provision of this Promissory Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Promissory Note shall be prohibited by or invalid under the laws of any jurisdiction, such provision, as to such jurisdiction, shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Promissory Note in any other jurisdiction.

     15. NOTICES. All notices and other communications hereunder shall be in writing and shall be transmitted by hand, overnight courier or certified mail (return receipt requested), postage prepaid. Such notices and other communications shall be addressed to the respective party at the address set forth above or at such other address as any party may from time to time designate by notice duly given in accordance with this Section. Such notices and other communications shall be effective upon receipt.

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Form No. 96-602898                                                  Page 3 of 4

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     IN WITNESS WHEREOF, Maker, intending to be legally bound, has caused this
Promissory Note to be duly executed under seal on the day and year first above written.

Maker:

JORE CORPORATION

By: /s/Matt Jore
   -------------------
Name: Matt Jore
Title: President

STATE OF Montana     )
         -------     )  ss.:
COUNTY OF Lake       )
         -------

     On this 2nd day of March, 1999, before me the subscriber personally appeared Matt Jore, who being by me duly sworn, did depose and say: that
(s)he resides at Ronan, MT 59864, that (s)he is the President of JORE CORPORATION, the corporation described in and which executed the foregoing instrument; and that (s)he signed his/her name thereto by order of the Board of Directors of said corporation.

/s/  Brenda S. Dennis
------------------------------
NOTARY PUBLIC Brenda S. Dennis
My Commission expires: 12-1-2001

                                     EXHIBIT A

                              FORM OF DRAWDOWN REQUEST

                     [TO BE PREPARED ON BORROWER'S LETTERHEAD]


[Date]

KeyCorp Leasing
A Division of Key Corporate Capital Inc.
54 State Street, 9th Floor
Albany, New York 12207
Attn: Account Manager

Dear Account Manager:

     In accordance with the terms and conditions of Master Equipment Lease Agreement dated as of July 8, 1998 (the "Lease"), an Interim Funding Loan and Security Agreement dated as of February 12,1999 and an Interim Funding Promissory Note dated as of February 12 1999, each either by and between KEYCORP LEASING, A DIVISION OF KEY CORPORATE CAPITAL INC., ("KCL"), and JORE CORPORATION (collectively, the "Agreements") or in favor of KCL, Lessee certifies as follows:

     1. KCL is hereby authorized to advance $ _________ under the Agreements and to forward payment of the proceeds of such advance directly to ________________ for payment of the following attached invoices in the amounts shown:

VENDOR    EQUIPMENT DESCRIPTION   AMOUNT (minimum  $50,000)
------    ---------------------   -------------------------



     2. This advance shall apply to Equipment Schedule < EQUIP_SCHED_NO > to the Lease. The following documentation is enclosed for your review in support of this drawdown request:

     a. Check for $50.00 for drawdown request.
     b. Invoices described above.
     c. Other (specify):

     Please make this advance effective as of____________, 199__.

Sincerely,

Maker:

JORE CORPORATION

By: /s/ [ILLEGIBLE]
   -----------------------------
Name:
      ---------------------
Title:
      ---------------------

                                      EXHIBIT B

                             Drawdown Certificate under
            Interim Funding Promissory Note Dated as of FEBRUARY 12,1999 by JORE CORPORATION in favor of KEYCORP LEASING, A DIVISION OF KEY CORPORATE
                                   CAPITAL INC.,

     The above-referenced Promissory Note and this Drawdown Certificate are in connection with the Master Equipment lease Agreement dated as of July 8, 1998 between the Maker, as lessee, and the Holder, as lessor, and the Equipment Schedule Number (to be determined) thereto. Pursuant to a Drawdown Request dated ________________ from JORE CORPORATION, the following Advance Payment was made by KEYCORP LEASING, A DIVISION OF KEY CORPORATE CAPITAL INC.:

Date of Drawdown:                                                 , 199
                                                  ----------------     --

Drawdown Amount:                                 $
                                                  -----------------------

Initial Interest Rate on Drawdown Amount          8.75%
(the Interest Rate floats as set forth in the above-referenced Promissory Note):

Equipment Schedule to which                       Equipment Schedule (to be
Drawdown Applies:                                 determined)

KEYCORP LEASING,
A DIVISION OF KEY CORPORATE CAPITAL INC.

By:
   ---------------------------------------
Name:
Title:

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Form No. 96-602898